EdR™

Q2 2013
Supplemental Financial Information

The Marshall – University of Minnesota

Table of Contents

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Community Operating Results	5

Community Statistics	6

Same-Community Statistics	7

Preleasing Update Summary	8

Same-Community Preleasing Update	9

New-Community Preleasing Update	10

Owned Development Summary	11

Third-Party Development Summary	12

Capital Structure	13

Community Listing - Owned	14

Investor Relations	15

Definitions	16

Safe Harbor Statement	17

Second Quarter 2013

Financial Highlights

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three Months Ended June 30,						Six Months Ended June 30,
	2013		2012		$ Chg	% Chg	2013	2012	$ Chg	% Chg

Same-community revenue	$28,380		$28,510		$(130)	(0.5)%	$58,233	$58,439	$(206)	(0.4)%
Total community revenue	38,279		29,295		8,984	30.7%	78,692	60,043	18,649	31.1%
Total revenue	41,982		32,312		9,670	29.9%	87,613	66,359	21,254	32.0%

Same-community net operating income	15,090		15,561		(471)	(3.0)%	31,556	32,828	(1,272)	(3.9)%
Total community net operating income	20,020		15,676		4,344	27.7%	42,345	33,166	9,179	27.7%
Total operating income	3,915		3,463		452	13.1%	11,321	9,237	2,084	22.6%

Net Income	$3,832		$1,256		2,576	205.1%	7,141	3,144	3,997	127.1%
Per share - basic & diluted	0.03		0.01		0.02	200.0%	0.06	0.03	0.03	100.0%

Funds from operations (FFO)	11,836		9,803		2,033	20.7%	26,445	20,649	5,796	28.1%
Per weighted average share/unit (1)	0.10		0.10		0.00	—%	0.23	0.22	0.01	4.5%

Core funds from operations (Core FFO)	14,532		11,639		2,893	24.9%	30,910	24,230	6,680	27.6%
Per weighted average share/unit (1)	$0.13		$0.12		$0.01	8.3%	$0.27	$0.26	$0.01	3.8%

BALANCE SHEET DATA:
	6/30/2013		12/31/2012
Debt to gross assets	34.3%		31.7%
Net debt to enterprise value	31.0%		27.4%
Interest coverage ratio (TTM)	4.6	x	4.2	x
Net debt to Adjusted EBITDA	7.2	x	5.7	x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 4 for a detailed calculation.

Second Quarter 2013	Page 1

Balance Sheet

(Amount in thousands, except share and per share data)	June 30, 2013	December 31, 2012
Assets	(unaudited)
Collegiate housing properties, net	$1,052,043	$1,061,002
Assets under development	254,658	159,264
Cash and cash equivalents	10,964	17,039
Restricted cash	8,080	6,410
Other assets	70,996	80,972
Total assets	$1,396,741	$1,324,687

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium	$436,196	$398,846
Unsecured revolving credit facility	110,500	79,000
Accounts payable and accrued expenses	59,929	57,123
Deferred revenue	16,310	17,964
Total liabilities	622,935	552,933

Commitments and contingencies	—	—

Redeemable noncontrolling interests	8,816	8,944

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 114,671,212 and 113,062,452 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	1,148	1,131
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	844,651	849,878
Accumulated deficit	(86,146)	(93,287)
Total EdR stockholders' equity	759,653	757,722
Noncontrolling interest	5,337	5,088
Total equity	764,990	762,810

Total liabilities and equity	$1,396,741	$1,324,687

(1) Amount is net of accumulated depreciation of $189,271 and $175,310 as of June 30, 2013 and December 31, 2012, respectively.

Second Quarter 2013	Page 2

Operating Results

(Amounts in thousands, except per share data, unaudited)

	Three months ended June 30,			Six Months Ended June 30,
	2013	2012	$ Change	2013	2012	$ Change
Revenues:
Collegiate housing leasing revenue	$38,279	$29,295	$8,984	$78,692	$60,043	$18,649
Third-party development consulting services	759	17	742	1,150	345	805
Third-party management services	823	719	104	1,792	1,572	220
Operating expense reimbursements	2,121	2,281	(160)	5,979	4,399	1,580
Total revenues	41,982	32,312	9,670	87,613	66,359	21,254
Operating expenses:
Collegiate housing leasing operations	18,259	13,619	4,640	36,347	26,877	9,470
Development and management services	1,627	1,647	(20)	3,398	3,263	135
General and administrative	1,882	1,647	235	3,716	3,657	59
Development pursuit and acquisition costs	79	286	(207)	268	393	(125)
Ground lease expense	2,210	1,509	701	3,798	3,020	778
Depreciation and amortization	11,889	7,860	4,029	22,786	15,513	7,273
Reimbursable operating expenses	2,121	2,281	(160)	5,979	4,399	1,580
Total operating expenses	38,067	28,849	9,218	76,292	57,122	19,170

Operating Income	3,915	3,463	452	11,321	9,237	2,084

Nonoperating expenses:
Interest expense	3,855	3,477	378	7,909	7,587	322
Amortization of deferred financing costs	410	275	135	830	623	207
Interest income	(124)	(23)	(101)	(243)	(44)	(199)
Total nonoperating expenses	4,141	3,729	412	8,496	8,166	330

Income (loss) before equity in (losses) of unconsolidated entities, income taxes and discontinued operations	(226)	(266)	40	2,825	1,071	1,754
Equity in (losses) of unconsolidated entities	(21)	(38)	17	(41)	(301)	260
Income (loss) before income taxes and discontinued operations	(247)	(304)	57	2,784	770	2,014
Less: Income tax benefit	—	(404)	404	(237)	(479)	242
Income (loss) from continuing operations	(247)	100	(347)	3,021	1,249	1,772
Income from discontinued operations	3,936	1,076	2,860	4,146	2,041	2,105
Net income	3,689	1,176	2,513	7,167	3,290	3,877
Less: Net income (loss) attributable to the noncontrolling interests	(143)	(80)	(63)	26	146	(120)
Net income attributable to Education Realty Trust, Inc.	$3,832	$1,256	$2,576	$7,141	$3,144	$3,997

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share - basic and diluted	$0.03	$0.01	$0.02	$0.06	$0.03	$0.03

Weighted-average shares of common stock outstanding – basic	114,452	94,974		114,045	93,907
Weighted-average shares of common stock outstanding – diluted	115,489	96,041		115,083	94,990

Second Quarter 2013	Page 3

Funds From Operations

(Amounts in thousands, except per share data, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	$ Change	2013	2012	$ Change
Net income attributable to EdR	$3,832	$1,256	$2,576	$7,141	$3,144	$3,997

Gain on sale of collegiate housing assets (1)	(3,895)	(172)	(3,723)	(3,895)	(172)	(3,723)
Real estate related depreciation and amortization	11,949	8,716	3,233	23,032	17,279	5,753
Equity portion of real estate depreciation and amortization on equity investees	48	59	(11)	96	125	(29)
Equity portion of loss on sale of student housing property on equity investees	—	—	—	—	88	(88)
Noncontrolling interests	(98)	(56)	(42)	71	185	(114)
Funds from operations ("FFO")	11,836	9,803	2,033	26,445	20,649	5,796

FFO adjustments:
Acquisition costs	72	287	(215)	299	454	(155)
Straight-line adjustment for ground leases (1)	1,715	1,085	630	2,807	2,146	661
FFO adjustments:	1,787	1,372	415	3,106	2,600	506

FFO on Participating Developments: (2)
Interest on loan to Participating Development	455	455	—	905	910	(5)
Development fees on Participating Development, net of costs and taxes	454	9	445	454	71	383
FFO on Participating Developments	909	464	445	1,359	981	378

Core funds from operations ("Core FFO")	$14,532	$11,639	$2,893	$30,910	$24,230	$6,680

FFO per weighted average share/unit (3)	$0.10	$0.10	$—	$0.23	$0.22	$0.01
Core FFO per weighted average share/unit (3)	$0.13	$0.12	$0.01	$0.27	$0.26	$0.01

Weighted average shares/units (3)	115,489	96,041	19,448	115,083	94,990	20,093

(1)   This represents the straight-line rent expense adjustment required by GAAP related to ground leases at five communities. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2)   FFO on Participating Developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is calculated under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.

(3) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

Second Quarter 2013	Page 4

Community Operating Results

(Amounts in thousands, unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	$ Change	% Change	2013	2012	$ Change	% Change
Revenues
Same-communities	$28,380	$28,510	$(130)	(0.5)%	$58,233	$58,439	$(206)	(0.4)%
New-communities (1)	9,899	785	9,114	NM	20,459	1,604	18,855	NM
Total revenues	38,279	29,295	8,984	30.7%	78,692	60,043	18,649	31.1%

Operating expenses (2)
Same-communities	13,290	12,949	341	2.6%	26,677	25,611	1,066	4.2%
New-communities (1)	4,969	670	4,299	NM	9,670	1,266	8,404	NM
Total operating expenses	18,259	13,619	4,640	34.1%	36,347	26,877	9,470	35.2%

Net operating income
Same-communities	15,090	15,561	(471)	(3.0)%	31,556	32,828	(1,272)	(3.9)%
New-communities (1)	4,930	115	4,815	NM	10,789	338	10,451	NM
Total net operating income	$20,020	$15,676	$4,344	27.7%	$42,345	$33,166	$9,179	27.7%

(1) See page 14 of this supplement for a listing of which communities are categorized as same-communities and which are new communities.
(2) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

NOTE: This table excludes communities classified as discontinued operations on the accompanying consolidated statements of operations. The collegiate housing community referred to as College Grove located in Murfreesboro, Tennessee was sold in June of 2013.

Second Quarter 2013	Page 5

Community Statistics

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
Occupancy
Physical	87.4%	89.0%	(160)	bps	89.6%	92.0%	(240)	bps
Economic	84.8%	87.8%	(300)	bps	87.6%	91.0%	(340)	bps

NarPAB	$487	$456	6.8%		$503	$474	6.1%
Other income per avail. bed	$39	$32	21.9%		$39	$29	34.5%
RevPAB	$526	$488	7.8%		$542	$503	7.8%

Operating expense per bed	$251	$227	10.6%		$250	$225	11.1%

Operating margin	52.3%	53.5%	(120)	bps	53.8%	55.2%	(140)	bps

Design Beds	72,794	59,991	21.3%		145,202	119,208	21.8%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.

Second Quarter 2013	Page 6

Same-Community Statistics

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change		2013	2012	Change
Occupancy
Physical	87.1%	90.1%	(300)	bps	89.0%	92.6%	(360)	bps
Economic	83.9%	87.9%	(400)	bps	86.5%	91.1%	(460)	bps

NarPAB	$455	$457	(0.4)%		$470	$472	(0.4)%
Other income per avail. bed	$31	$32	(3.1)%		$29	$29	—%
RevPAB	$486	$489	(0.5)%		$499	$501	(0.4)%

Operating expense per bed	$228	$222	2.6%		$229	$220	4.2%

Operating margin	53.2%	54.6%	(140)	bps	54.2%	56.2%	(200)	bps

Design Beds	58,350	58,329	—%		116,700	116,658	—%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.

Second Quarter 2013	Page 7

Preleasing Update Summary

		Preleasing at July 24,
Community Type	Design Beds	2013	2012		Projected Rate Increase

Same-Communities
Communities with Prior-Year Occupancy Below 95%	12,236	82.7%	77.4%		0.6%
Communities with Prior-Year Occupancy 95% to 97.9%	1,087	98.2%	85.0%		3.6%
Communities with Prior-Year Occupancy 98% & Above	7,440	91.3%	96.9%		3.6%
Total Same-Communities	20,763	86.6%	84.8%		2.0%
Total New-Communities	6,059	89.9%
Total	26,822	87.3%

Same-Communities Recap
	Year over Year Change - Recent Lease Updates			(1)
	Current	NAREIT 6/2/2013	Q1 Earnings 4/21/2013
Total Tier 1 & 3	1.6%	1.0%	1.1%
Tier 2	13.2%	64.7%	57.2%
Total Same-Communities	1.8%	4.1%	3.5%

(1) Prior periods restated to eliminate the impact of College Grove as the asset was sold in June 2013.

Second Quarter 2013	Page 8

Same-Community Preleasing Update

as of July 24, 2013
			2013-2014		2012-2013		Projected Rate Increase	Fall Opening Occupancy
Community	Primary University	Design Beds	Leases	%	Leases	%
Prior Year Occupancy Below 95%
The Reserve at Athens	University of Georgia	612	612	100.0%	551	90.0%	5.1%	90.5%
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	562	485	86.3%	495	88.1%	4.6%	93.8%
University Towers	North Carolina State University	889	825	92.8%	792	83.1%	4.0%	84.9%
GrandMarc at The Corner	University of Virginia	641	530	82.7%	536	83.6%	3.3%	89.6%
Campus Lodge	University of Florida	1,115	1,021	91.6%	1,007	90.3%	2.3%	94.4%
College Station at West Lafayette	Purdue University	960	795	82.8%	677	70.5%	1.7%	78.3%
Commons at Knoxville	University of Tennessee	708	706	99.7%	604	85.3%	1.1%	88.3%
The Pointe at South Florida	University of South Florida	1,002	799	79.7%	822	82.0%	1.1%	91.4%
The Reserve at Saluki Pointe	Southern Illinois University	768	649	84.5%	593	77.2%	0.7%	84.5%
The Pointe at Western	Western Michigan University	876	658	75.1%	670	76.5%	0.5%	92.2%
The Lofts	University of Central Florida	730	627	85.9%	623	85.3%	(0.5)%	92.5%
The Reserve on South College	Auburn University	576	478	83.0%	514	89.2%	(0.5)%	90.8%
The Avenue at Southern	Georgia Southern University	624	449	72.0%	335	53.7%	(0.9)%	76.6%
The Reserve on West 31st	University of Kansas	720	486	67.5%	489	67.9%	(1.5)%	78.7%
The Commons	Florida State University	732	460	62.8%	537	73.4%	(3.9)%	85.0%
University Village Towers	University of California at Riverside	554	394	71.1%	228	41.2%	(10.3)%	50.0%
The Berk	University of California at Berkeley	167	147	88.0%	49	29.3%	(13.7)%	90.4%
Subtotal - Tier 1		12,236	10,121	82.7%	9,522	77.4%	0.6%	85.4%

Prior Year Occupancy 95% to 97.9%
Campus West (ONE Plan)	Syracuse University	313	293	93.6%	273	87.2%	4.5%	97.1%
East Edge	University of Alabama	774	774	100.0%	651	84.1%	2.9%	95.5%
Subtotal - Tier 2		1,087	1,067	98.2%	924	85.0%	3.6%	96.0%

Prior Year Occupancy 98% and Above
Campus Creek	University of Mississippi	636	576	90.6%	636	100.0%	8.8%	100.0%
The Reserve on Stinson	University of Oklahoma	612	473	77.3%	578	94.4%	6.0%	100.0%
The Reserve on Perkins	Oklahoma State University	732	574	78.4%	666	91.0%	5.7%	99.2%
Pointe West	University of South Carolina	480	480	100.0%	453	94.4%	4.7%	100.0%
The Pointe	Pennsylvania State University	984	984	100.0%	984	100.0%	4.7%	99.9%
Jefferson Commons	University of Virginia	82	82	100.0%	78	95.5%	3.8%	100.0%
University Village on Colvin (ONE Plan)	Syracuse University	432	381	88.2%	428	99.1%	3.6%	100.0%
Cape Trails	Southeast Missouri State University	360	351	97.5%	360	100.0%	3.2%	100.0%
The Oaks on the Square - Phase I	University of Connecticut	253	253	100.0%	253	100.0%	3.1%	100.0%
Wertland Square	University of Virginia	152	152	100.0%	143	94.0%	2.9%	100.0%
Commons on Kinnear	The Ohio State University	502	496	98.8%	496	98.8%	2.8%	99.8%
Players Club	Florida State University	336	336	100.0%	336	100.0%	2.7%	100.0%
Carrollton Crossing	University of West Georgia	336	336	100.0%	336	100.0%	2.6%	100.0%
River Pointe	University of West Georgia	504	409	81.2%	421	83.5%	2.5%	98.2%
The Reserve at Columbia	University of Missouri	676	616	91.1%	676	100.0%	1.2%	100.0%
The Lotus	University of Colorado, Boulder	37	37	100.0%	37	100.0%	0.5%	100.0%
Irish Row	University of Notre Dame	326	254	77.9%	326	100.0%	(3.9)%	100.0%
Subtotal - Tier 3		7,440	6,790	91.3%	7,207	96.9%	3.6%	99.8%

Total Same-Community		20,763	17,978	86.6%	17,653	84.8%	2.0%	91.1%

NOTE: In June, we converted 64 of the historically double occupancy rooms at University Towers to single occupancy. This reduces design beds by 64 beds while historical calculations remain unchanged.

Second Quarter 2013	Page 9

New-Community Preleasing Update

as of July 24, 2013			2013-2014
Community	Primary University	Design Beds	Leases	%
2013 Developments
2400 Nueces (ONE Plan)	University of Texas at Austin	622	639	102.7%
Central Hall I & II	University of Kentucky	601	601	100.0%
The Oaks on the Square Ph II	University of Connecticut	250	250	100.0%
The Retreat	University of Mississippi	668	668	100.0%
Roosevelt Point	Arizona State University - Downtown Phoenix	609	261	42.9%
Total 2013 Developments		2,750	2,419	88.0%

2012 Acquisitions
The Province	Kent State University	596	596	100.0%
The Province	East Carolina University	728	720	98.9%
The Suites at Overton Park	Texas Tech University	465	430	92.5%
Campus Village	Michigan State University	355	316	89.0%
The District on 5th	University of Arizona	764	648	84.8%
The Centre at Overton Park	Texas Tech University	401	319	79.6%
Total 2012 Acquisitions		3,309	3,029	91.5%

Total New Communities		6,059	5,448	89.9%

Note (1): 3949 at Saint Louis University. which was damaged by fire on July 17, 2012, is not included above. Redevelopment of the community is underway and the community is expected to be fully reopened in August 2013. The redevelopment costs and business interruption losses are covered by insurance proceeds.

Second Quarter 2013	Page 10

Owned Development Summary

(Amounts in thousands except bed counts)

Active Projects
Project	Project Type	Bed Count	Estimated Start Date	Date of Opening	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
The University of Texas at Austin - 2400 Nueces	ONE Plan (1)	622	In progress	Summer 2013	66,570	100%	66,570	5,205
University of Kentucky - Central Hall I & II	ONE Plan (1)	601	In progress	Summer 2013	25,200	100%	25,200	2,256
University of Connecticut - The Oaks on the Square Ph II	Wholly Owned	250	In progress	Summer 2013	27,068	100%	27,068	—
University of Mississippi - The Retreat	Joint Venture	668	In progress	Summer 2013	37,234	70%	26,064	—
Arizona State University - Downtown Phoenix - Roosevelt Point	Joint Venture	609	In progress	Summer 2013	52,000	91%	47,528	—
Total - 2013 Deliveries		2,750			208,072		192,430	7,461

University of Colorado - The Lotus	Wholly Owned	202	In progress	Summer 2014	20,830	100%	20,830	11,907
University of Kentucky - Haggin Hall I	ONE Plan (1)	396	In progress	Summer 2014	23,802	100%	23,802	23,034
University of Kentucky - Champions Court I	ONE Plan (1)	740	In progress	Summer 2014	45,924	100%	45,924	36,832
University of Kentucky - Champions Court II	ONE Plan (1)	427	In progress	Summer 2014	23,808	100%	23,808	19,102
University of Kentucky - Woodland Glen I & II	ONE Plan (1)	818	In progress	Summer 2014	44,491	100%	44,491	36,271
University of Minnesota - The Marshall	Joint Venture	882	In progress	Summer 2014	89,950	50%	44,975	44,975
Duke University - 605 West	Joint Venture	388	In progress	Summer 2014	46,133	90%	41,520	34,598
University of Connecticut - Storrs Center Ph III	Wholly Owned	116	In progress	Summer 2014	12,819	100%	12,819	12,819
Total - 2014 Deliveries		3,969			307,757		258,169	219,538

University of Kentucky - Woodland Glen III, IV & V	Wholly Owned	1,610	Fall 2013	Summer 2015	101,172	100%	101,172	101,172
Total - 2015 Deliveries		1,610			101,172		101,172	101,172
Total Active Projects		8,329			617,001		551,771	328,171

Presale/Purchase Options
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Mezzanine Investment	Purchase Price
Penn State University - The Retreat at State College	Purchase Option	587	In progress	Summer 2013	$3,000	$56,200
Florida International University	Presale	542	In progress	Summer 2014	—	43,500
		1,129			$3,000	$99,700
(1) The On-Campus Equity Plan, or The ONE Plan SM, is our private equity program for universities, which allows universities to use the EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

Note: The redevelopment of 3949 at Saint Louis University, which was damaged by fire on July 17, 2012, is underway. The community is expected to be fully reopened in August 2013. The redevelopment costs are covered by insurance proceeds.

Second Quarter 2013	Page 11

Third-Party Development Summary

(Amounts in thousands except bed counts)

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year(1)	Fees Earned Six Months Ended June 30, 2013(1)	Remaining Fees to Earn
Mansfield University of Pennsylvania Phase II	684	In progress	Summer 2013	$47,901	$1,781	$417	$930	$434
East Stroudsburg University - Pennsylvania Ph II	488	Summer 2013	TBD	36,925	1,388	—	—	1,388
Clarion University of Pennsylvania	728	Spring 2014	Fall 2015	59,338	2,254	—	—	2,254
West Chester University of Pennsylvania Phase II	653	In progress	Summer 2014	56,639	1,499	—	220	1,279
Wichita State University	784	Summer 2013	Summer 2014	60,034	1,902	—	—	1,902
Total	3,337			$260,837	$8,824	$417	$1,150	$7,257

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.
NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

Second Quarter 2013	Page 12

Capital Structure

as of June 30, 2013
(dollars in thousands)

Total Debt to Gross Assets				Net Debt to Enterprise Value
Debt (1)	$544,013			Net Debt (1)	$533,049
Gross Assets (2)	$1,586,012			Market Equity (3)	1,185,103
Debt to Gross Assets	34.3%			Enterprise Value	$1,718,152

Interest coverage (TTM)	4.6	x		Net Debt to Enterprise Value	31.0%
Net Debt to Adjusted EBITDA (TTM) (4)	7.2	x

Total Debt Outstanding (1)
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	Percentage	to Maturity
Fixed Rate - Mortgage Debt (1)	$268,456	5.67%	49.4%	3.2	years
Variable Rate - Mortgage Debt	36,017	4.87%	6.6%	6.5	years
Variable Rate - Construction Debt	129,040	2.36%	23.7%	1.6	years
Variable Rate - Unsecured Revolving Credit Facility (5)	110,500	1.65%	20.3%	3.5	years
Total / Weighted Average	$544,013	4.02%	100.0%	3.1	years

Future Maturities (1)
Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2013	$2,224	$33,404	$35,628	8.2%
2014	4,320	69,395	73,715	17.0%
2015	4,288	82,307	86,595	20.0%
2016	2,882	88,846	91,728	21.1%
2017	2,229	37,528	39,757	9.2%
Thereafter	3,631	102,459	106,090	24.5%
Mortgage Debt (1)	19,574	413,939	433,513	100.0%
Unsecured Revolving Credit Facility - 2017 (5)	—	—	110,500
Gross Debt (1)	$19,574	$413,939	544,013
Less Cash			10,964
Net Debt			$533,049

(1) Excludes unamortized debt premium of $2.7 million as of June 30, 2013.
(2) Excludes accumulated depreciation of $189.3 million as of June 30, 2013.
(3) Market equity includes 114,808,248 shares of the Company's common stock and 1,037,600 operating partnership units and is calculated using $10.23 per share, the closing price of the Company's common stock on June 28, 2013.

(4) Includes an additional $5.8 million of budgeted EBITDA for properties owned and operating less than 12 months so that a full 12 months of EBITDA is reflected for such properties. EBITDA is not adjusted for properties in development for ownership by EdR until the properties open.

Second Quarter 2013	Page 13

Community Listing - Owned

Name	Primary University Served	Acquisition / Development Date	# of Beds	Name	Primary University Served	Acquisition / Development Date	# of Beds

Players Club	Florida State University	Jan ’05	336	Jefferson Commons	University of Virginia	Mar ’11	82
The Commons	Florida State University	Jan ’05	732	The Berk	University of California, Berkeley	May ’11	167
University Towers	North Carolina State University	Jan ’05	953	University Village Towers	University of California, Riverside	Sept '11	554
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Irish Row	University of Notre Dame	Nov '11	326
The Pointe	Pennsylvania State University	Jan ’05	984	GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562
College Station at West Lafayette	Purdue University	Jan ’05	960	The Reserve on Stinson	University of Oklahoma	Jan '12	612
Commons on Kinnear	The Ohio State University	Jan ’05	502
The Lofts	University of Central Florida	Jan ’05	730			Total Same-Community	19,450
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve on West 31st	University of Kansas	Jan ’05	720	The Lotus	University of Colorado, Boulder	Nov '11	37
The Reserve at Columbia	University of Missouri	Jan ’05	676	Campus West (ONE Plan)	Syracuse University	Aug '12	313
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	East Edge	University of Alabama	Aug '12	774
The Commons at Knoxville	University of Tennessee	Jan ’05	708	The Oaks on the Square	University of Connecticut	Aug '12	253
The Pointe at Western	Western Michigan University	Jan ’05	876	The Province	East Carolina University	Sep '12	728
Campus Creek	University of Mississippi	Feb ’05	636	The District on 5th	University of Arizona	Oct '12	764
Pointe West	University of South Carolina	Mar ’05	480	Campus Village	Michigan State University	Oct '12	355
Campus Lodge	University of Florida	Jun ’05	1,115	The Province	Kent State University	Nov '12	596
The Reserve on South College	Auburn University	Jul ’05	576	The Suites at Overton Park	Texas Tech University	Dec ' 12	465
Cape Trails	Southeast Missouri State University	Jan ’06	360	The Centre at Overton Park	Texas Tech University	Dec ' 12	401
Carrollton Crossing	University of West Georgia	Jan ’06	336		Total New-Community		4,686
River Pointe	University of West Georgia	Jan ’06	504		Total Owned-Community		24,136
The Avenue at Southern	Georgia Southern University	Jun ’06	624
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432
GrandMarc at The Corner	University of Virginia	Oct '10	641
Wertland Square	University of Virginia	Mar ’11	152
Note: 3949 at St. Louis University is excluded as it was damaged by fire on July 17, 2012. The community was insured and is in the process of being rebuilt and anticipated to reopen in August 2013.

Second Quarter 2013	Page 14

Investor Relations

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Jana Galan	(646) 855-3081
Goldman Sachs & Co.	Matthew Rand	(212) 902-4227
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
MLV & Co., LLC	Ryan Meliker	(212) 542-5872
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Ross Nussbaum	(212) 713-2484

Second Quarter 2013	Page 15

Definitions

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months.
Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

GAAP
U.S. generally accepted accounting principles.

FFO
Funds from operations as defined by the National Association of Real Estate Investment Trusts.

Second Quarter 2013	Page 16

Safe Harbor

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.

Second Quarter 2013	Page 17